                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      MSD SBI, L.P.

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                Item                              Information
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Name:                                   MSD SBI, L.P.

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Address:                                645 Fifth Avenue, 21st Floor, New York,
                                        New York 10022

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Designated Filer:                       MSD Capital, L.P.

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Date of Event Requiring Statement       February 28, 2012
(Month/Day/Year):

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Issuer Name and Ticker or Trading       DineEquity, Inc. [DIN]
Symbol:

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Relationship of Reporting Person(s)     10% Owner
to Issuer:

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If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

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Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

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Signature:                              By:      MSD Capital, L.P.
                                        Its:     General Partner

                                        By:      MSD Capital Management LLC
                                        Its:     General Partner

                                        By:      /s/ Marc R. Lisker
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                                        Name:    Marc R. Lisker
                                        Title:   Manager and General Counsel
                                        Date:    March 1, 2012

2.      MICHAEL S. DELL

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                Item                              Information
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Name:                                   Michael S. Dell

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Address:                                c/o MSD Capital, L.P., 645 Fifth Avenue,
                                        21st Floor, New York, New York 10022

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Designated Filer:                       MSD Capital, L.P.

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Date of Event Requiring Statement       February 28, 2012
(Month/Day/Year):

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Issuer Name and Ticker or Trading       DineEquity, Inc. [DIN]
Symbol:

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Relationship of Reporting Person(s)     10% Owner
to Issuer:

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If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

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Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

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Signature:                              By:      /s/ Marc R. Lisker
                                                 -------------------------------
                                        Name:    Marc R. Lisker
                                        Title:   Attorney-in-Fact
                                        Date:    March 1, 2012